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

                                                                   Exhibit 10.10



                    Anhui Fuyang Xinte Medical Sales Contract
                                                                                  Date: 2007-5-09
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Brand name                 Description       Unit       Unit price     Quantity       Amount
-------------------------- ----------------- ---------- -------------- -------------- --------------------

Hepatocyte                 20mgx10           Box        33             42000          1386000
growth-promoting factor
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Ozagrel     Sodium    for  80mgx10           Box        77.80          12000          933600
Injection
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Pusen ok                   63                Box        7              112000         784000
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Pusen ok                   103               Box        11             100000         1100000
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Gastrodin injection        2ml x 10          Box        29             16000          464000
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Buflomedil                 0.15g x 24        Box        15             36000          540000
-------------------------- ----------------- ---------- -------------- -------------- --------------------
Total amount                                                                          RMB5202600
-------------------------- ----------------- ---------- -------------- -------------- --------------------
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1.[ ] Term of quality guarantee:
2.[ ] Way of payment: prepaid.
3.[ ] Way of delivery and fees charged: supplier in charge.
4.[ ] The package is satisfied the standard.
5.[ ] The quality is satisfied the standard, attach the quality inspection certificate.
6.[ ] Inspection of goods:
7.[ ] Validity of the contract:
8.[ ] Other arguments: by negotiation
9.[ ] The contract is valid at the time of signature and stamp.






Anhui   Fuyang   Xinte   Pharmaceutical   Company  &  Hainan   Helpson   Medical
Bio-Technology Company